UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K/A

Amendment No.1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2010

        PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 16, 2010, PhotoMedex, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Intial 8-K”) to report that the Company’s independent registered public accounting firm, Amper, Politziner & Mattia, LLP (“Amper”) combined its practice with that of Eisner LLP (“Eisner”), and the combined practice operates under the name EisnerAmper LLP.  The Initial 8-K was incomplete in that it addressed only the most recent fiscal year, i.e. the fiscal year ended December 31, 2009 in its disclosure of the reportable time frame of Amper’s audit of the Company, which was for the year ended December 31, 2009.  The Company is filing this amendment to amend the Initial 8-K to include reference to the fact that the audit reports of Amper and the results reported in the Initial 8-K on the Company are for the past two fiscal years, i.e. the fiscal years ended December 31, 2008 and December 31, 2009 and for the interim period to the date of this report.

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On August 16, 2010, PhotoMedex, Inc. (the “Company”) was notified that Amper, Politziner & Mattia, LLP (“Amper”) our independent registered public accounting firm, combined its practice with that of Eisner LLP (“Eisner”).  The combined practice operates under the name EisnerAmper LLP.  The Audit Committee of the Company’s Board of Directors has engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2009 and 2008 and through the date of this Current Report on Form 8-K/A, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of Amper on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 and through the date of this Current Report on Form 8-K/A, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such fiscal year or for any reporting period in the past two years ended December 31, 2009 and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Form 8-K/A and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated August 26, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on this Form 8-K/A.

ITEM 9.01.                      Financial Statements and Exhibits.

(d) EXHIBITS.

16.1           Amper Letter dated August 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.
Date: August 26, 2010	By: /s/ Dennis M. McGrath
Dennis M. McGrath President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

16.1                      Amper Letter, dated August 26, 2010.